UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2015

SunEdison, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13828	56-1505767
(Commission File Number)	(I.R.S. Employer Identification No.)

13736 Riverport Dr. Maryland Heights, Missouri	63043
(Address of Principal Executive Offices)	(Zip Code)

(314) 770-7300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Reference is made to the previously-announced Amendment, dated December 9, 2015 (the “Amendment”) to the Agreement and Plan of Merger (as amended by the Amendment, the “Merger Agreement”), dated July 20, 2015, among SunEdison, Inc., a Delaware corporation (the “Company”), SEV Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Vivint Solar, Inc., a Delaware corporation (“Vivint Solar”), pursuant to which Merger Sub will merge with and into Vivint Solar, with Vivint Solar surviving the Merger as a wholly-owned subsidiary of the Company (the “Merger”). Pursuant to Section 2.01(b)(ii) of the Merger Agreement, Vivint Solar has the option, with the consent of Vivint Solar’s controlling stockholder, 313 Acquisition LLC (“313”), to elect to have Vivint Solar stockholders other than 313 (such stockholders referred to as the “Public Stockholders”), receive an amount of cash in exchange for the shares of Vivint Solar common stock they hold equal to (1) an amount in cash equal to $7.89 without interest (the “Cash Consideration”), plus (2) an additional amount in cash that represents Vivint Solar’s determination (as approved by Vivint Solar’s board of directors in consultation with outside counsel and an independent financial advisor) of the fair market value of the amount of the Company’s common stock and the amount of convertible note consideration (on terms and conditions set forth in Exhibit B to the Amendment) that would have otherwise been payable to the Public Stockholders for each share of Vivint Solar common stock held by them if this option had not been exercised (the amount of such cash, the “Additional Cash Consideration”). The amount of cash paid to 313 in the Merger for each share of Vivint Solar common stock held by 313 shall be equal to (1) the Cash Consideration, minus (2) the Additional Cash Consideration. In lieu of receiving cash consideration equal to the Additional Cash Consideration that 313 would have otherwise been entitled to receive in the Merger, 313 will accept the Company’s common stock and convertible notes that would have otherwise been payable to the Public Stockholders.

On December 13, 2015, Vivint Solar exercised the above-described option by delivering a notice to the Company pursuant to and in accordance with the terms of the Merger Agreement (the “Section 2.01 Notice”). The fair market value of the Additional Cash Consideration will be determined at the consummation of the Merger pursuant to the formula set forth in the Section 2.01 Notice.

Each of the foregoing descriptions of the Merger Agreement, the Amendment, and the Section 2.01 Notice does not purport to be complete and is qualified in its entirety by reference to each of the Merger Agreement, the Amendment and the Section 2.01 Notice. A copy of the Section 2.01 Notice is filed herewith as Exhibit 99.1 and incorporated herein by reference. A copy of the Amendment was filed as Exhibit 2.1 with the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (the “SEC”) on December 9, 2015, and is incorporated herein by reference. A copy of the Merger Agreement was filed as Exhibit 2.1 with the Company’s Current Report on Form 8-K, which was filed with the SEC on July 22, 2015, and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including with respect to the timing of the completion of the acquisitions, expected cash available for distribution, earnings, future growth and financial performance (including future dividends per share) and the ability to finance aspects of the acquisitions, and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although the Company and Vivint Solar believe that their expectations and assumptions are reasonable, they can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) Vivint Solar may be unable to obtain the stockholder approval required for the Merger; (2) the companies may be unable to obtain regulatory approvals required for the Merger, or required regulatory approvals may delay the Merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the Merger; (3) conditions to the closing of the Merger may not be satisfied; (4) an offer from another company to acquire assets or capital stock of Vivint Solar could interfere with the Merger; (5) the Company may be unable to obtain the financing for which it has received commitments; (6) problems may arise in integration, which may result in less effective or efficient operations; (7) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the Company expects; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the Merger and the related transactions; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. Additional factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others: the failure of counterparties to fulfill their obligations under the agreements; price fluctuations, termination provisions and buyout provisions in the agreements; operating and financial restrictions under agreements governing indebtedness; the ability of the Company and its affiliates to borrow funds and access capital markets; the ability of the Company and its affiliates to compete against traditional and renewable energy companies; and hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages. Furthermore, any future dividends are subject to available capital, market conditions and compliance with associated laws and regulations.

The Company and Vivint Solar disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions, factors or expectations, new information, data or methods, future events or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in the Company’s and Vivint Solar’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2014, as well as additional factors described from time to time in other filings with the SEC. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed Merger between the Company and Vivint Solar will be submitted to the stockholders of Vivint Solar for their consideration. Vivint Solar intends to file with the SEC a definitive proxy statement on Schedule 14A, or, in the event 313 delivers a written consent pursuant to the Merger Agreement, an information statement. The Company and Vivint Solar also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF VIVINT SOLAR ARE URGED TO READ THE PROXY STATEMENT OR INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, VIVINT SOLAR AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at www.sunedison.com or by directing a written request to SunEdison, Inc., Investor Relations, 13736 Riverport Drive, Ste. 1800, Maryland Heights, MO 63043. Copies of documents filed with the SEC by Vivint Solar (when they become available) may be obtained free of charge on Vivint Solar’s website at www.vivintsolar.com or by directing a written request to Investor Relations, Vivint Solar, Inc., 3301 N. Thanksgiving Way, Suite 500, Lehi, Utah 84043. Investors and security holders may also read and copy any reports, statements and other information filed by the Company or Vivint Solar with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Notice delivered to SunEdison, Inc. by Vivint Solar, Inc. on December 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNEDISON, INC.

Date: December 14, 2015	By:	/s/ Martin H. Truong
		Name:	Martin H. Truong
		Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice delivered to SunEdison, Inc. by Vivint Solar, Inc. on December 13, 2015.